The New Kraft Foods Group September 7, 2012 Investor Day Exhibit 99.2

Chris Jakubik Vice President, Investor Relations

Forward-Looking Statements
This presentation contains a number of forward-looking statements. The words “plan,” “drive,” “build,” “focus,”
“manage,” “can,” “will,” “expect” and similar expressions are intended to identify our forward-looking statements.
Examples of forward-looking statements include, but are not limited to, statements regarding our strategic plans, financial targets and long-term guidance, including revenue and operating income growth, margins, EPS and market share; our future dividends; our restructuring costs; our opportunities to improve profitability and generate cash; our plans to provide ongoing guidance; and our expectations and goals for efficiency and productivity, resource allocation, reinvestment in our business, input cost management, sales execution, cash management, free cash flow, innovation and employee recruitment, compensation and investment. These forward-looking statements involve risks and uncertainties, many of which are beyond our control, and important factors that could cause actual results to differ materially from those indicated in the forward-looking statements include, but are not limited to, increased competition; continued consumer weakness and weakness in economic conditions;
our ability to differentiate our products from retailer and economy brands; our ability to maintain our reputation and brand image; continued volatility of, and sharp increases in, commodity and other input costs; pricing actions;
increased costs of sales; regulatory or legal changes, restrictions or actions; unanticipated expenses and business disruptions; product recalls and product liability claims; unexpected safety or manufacturing issues; our indebtedness and our ability to pay our indebtedness; our inability to protect our intellectual property rights; and
tax law changes. For additional information on these and other factors that could affect our forward-looking statements, see our risk factors, as they may be amended from time to time, set forth in our filings with the SEC, including our Registration Statement on Form 10. We disclaim and do not undertake any obligation to update or revise any forward-looking statement in this presentation, except as required by applicable law or regulation.

4 The New Kraft Foods Group Who we are What we’ll do What to expect Meet our team

John Cahill Executive Chairman

1966
1972
1975
1983
1988
1979
1965
1777
Our Heritage and Our Legacy Lie with Our Iconic Brands
Source: Kraft Foods Archives
1780
1862
1870
1880
1899
1903
1905
1906
1927
1928
1930
1933
1937
1954
1959
1957
1982
2004
2011
1889
1896
1883
1897
1892
1800 1900 1700 2000

We have Unparalleled Strength with Our Portfolio
Household penetration 98% in U.S., 99% in Canada
10 brands with more than $500MM in 2011 annual sales
Another 17 brands with 2011 annual sales over $100MM
Average of 2x the share of the nearest branded competitor
Source: Kraft Foods Group, Nielsen

We are the 4th Largest Player in North American Food
and Beverages
Food & Beverage Net Revenue ($B)
North America, Latest Fiscal Year
(1) Per Kraft Foods Group Form 10 filing
(2) Estimates
(3) U.S. figures
Source: Public disclosures in press releases or SEC filings, Kraft Foods Group analysis as of August 30, 2012

A Huge Opportunity to Improve Profitability
Average
16.6%
Adjusted Operating Income Margin
(1)
North America, Latest Fiscal Year
(3)
(4)

(2)
(1)  Reported Operating Income Margin for the 12 months ended December 31, 2011 was 15.7%.  See GAAP to Non-GAAP reconciliation at the end of the presentation.
(2)  Excludes PepsiCo Americas Beverages business (21.3% with PAB business); (3) includes Corporate Expenses; (4) ex-Post Cereal business
Note: Adjusted Operating Income Margins exclude Corp Allocations (unless otherwise noted) and are on an “ex one-time items” basis
Source: Public disclosures in press releases or SEC filings, Kraft Foods Group analysis as of August 30, 2012

An Experienced and Diverse Team with the Right Skills
CEO: 23 years Johnson & Johnson, 3 years private equity
Leadership Team
–
Evenly split between proven Kraft personnel and external hires
–
195 years of combined Kraft experience
–
350 years of combined CPG/Industry experience
–
Drawing experience from other venerable CPG companies including Procter
& Gamble, Swift & Company, Fonterra Brands, PepsiCo, S.C. Johnson
Board expertise covering consumer products, retail, supply chain, international, social media

11 Our Mission Make Kraft North American Food & Beverage Company Best Investment in the Industry Profitable Top-Line Growth Consistent Bottom-Line Growth Superior Dividend Payout

Tony Vernon Chief Executive Officer

13 The New Kraft Foods Group Who we are What we’ll do What to expect Meet our team

“Post Office” culture 20-70-10 performance model
Limited investment in people
and training
Best recruiter and developer of
industry talent
“Peanut-butter spread” resource
allocation
Strategic resource allocation based
on margin, materiality, momentum
Inconsistent innovation Best-in-class innovation
High-cost producer
Lowest-cost producer leveraging
best brands and scale
High overheads Leanest overheads
Cash as output of business model Cash as lifeblood of business model
The Journey of a $19 Billion Startup
To
To From

We’ve Made Good Progress…
(1) Reported net revenue growth was 3.8%, reported operating income growth was 1.2%, reported operating income margin change was (0.4)pp, all on a trailing four quarter basis ending
June 30, 2012, see GAAP to Non-GAAP reconciliation at the end of the presentation; (2) Estimated; (3) Total Company
Source: Public disclosures in press releases or SEC filings, Kraft Foods Group analysis as of August 30, 2012;
Peer Company financials based on North America operating segments only.
Peer Comparison – Trailing 4 Quarters
Vol/Mix Price
Organic
Revenue
Growth
Adjusted
Operating
Inc Growth
Margin
Change
Kraft Foods Group (1) (1.3)pp 6.2 pp 4.9% 6.3% 0.4 pp
Center-of-Store Peers
Campbell (3.6) 2.3 (1.3) (3.8) (0.5)
Heinz (1.5) 2.4 0.9  (2.4) (0.3)
ConAgra (2.8) 4.8 2.0 (1.6) (0.8)
Kellogg (1.0) 5.0 4.0 0.1 (0.7)
General Mills (4.7) 8.7 4.0 (2.8) (1.4)
Smuckers (4.0) 13.3 9.4 (0.5) (2.7)
Center-of-Store Average (3.1)pp 6.3 pp 3.2% (1.9)% (0.9)pp
Nestle 2.0 (2)
PepsiCo (0.8) 4.3 3.5 3.4 (0.3)
Hormel (3.2) 5.3 2.1 (4.1) (0.7)
Hershey (0.6) (2) 6.6 (2) 6.0 (2) 12.5 (3) 1.0 (3)
Total Peer Average (2.4)pp 5.4 pp 3.0% 0.7% (0.7)pp

… Despite an Operating Environment that Promises to
Remain the Most Difficult in a Generation
The North American food and beverage market is large, highly profitable but mature and slow growing
A weak economy with relatively high commodity volatility is the
“new normal”
Private label has achieved a sustained increase across the market since the 2008 recession
Mutual dependence with our largest retail food customers
Several major demographic shifts and changing consumer preferences are transforming the market

17 Redefine Efficiency Turbocharge Our Iconic Brands Execute with Excellence Make Our People Our Competitive Edge Our Plan will Sustain Our Momentum and Take Our Performance to the Next Level

Make Our
People Our
Competitive
Edge
Our Plan
Aggressively compensate for performance
Invest in our people
Create a lean, horizontal organization
Redefine
Efficiency
Turbocharge
Our Iconic
Brands
Execute with
Excellence

Aggressively Compensate for Performance
Increasing variable component in compensation programs
Adopting 20/70/10 performance model
Driving broader, deeper stock compensation and ownership
We’ll put more of our pay “at risk”
Make Our
People Our
Competitive
Edge

Invest in Our People
Building Talent Acquisition, University Relations
as a competitive advantage
Establishing integrated succession planning process to
develop next generation of general managers
Creating “Kraft University” to assemble world-class capabilities
Our next generation managers will lead the industry
Make Our
People Our
Competitive
Edge

Invest in Our People
ISC
Academy
Marketing
Academy
Leadership Development/Management/Diversity & Inclusion Leadership Development/Management/Diversity & Inclusion
Accreditation required for all managers Accreditation required for all managers
Sales
Academy
RDQ&I
Academy
Functional
Academies
Business Skill Building: Business Skill Building:
Cash Cash Management, Management, Organizational Organizational Agility, Agility, Compliance, Compliance, New New Hire, Hire, etc. etc.
Make Our
People Our
Competitive
Edge

•
Intro to Marketing
& CIS
•
Marketing/CIS
Fundamentals
•
Advanced
Marketing & CIS
•
Innovation & New
Products
•
Intro to Sales
•
Sales
Fundamentals
•
Advanced Sales
•
Intro to RDQ&I
•
RDQ&I
Fundamentals
•
Advanced
RDQ&I
•
Finance/Business
Acumen
•
Information Systems
•
Corporate Affairs
& Legal
•
Human Resources
•
Intro to Supply
Chain
•
Supply Chain
Fundamentals
•
Advanced Supply
Chain
•
Procurement
Excellence
Kraft University

Create a Lean, Horizontal Organization
Revamping organizational structure to become nimble
and non-hierarchical
Pushing accountability down to the right levels
Transforming headquarters
We’re changing how we work and where we work
Make Our
People Our
Competitive
Edge

Redefine
Efficiency
Turbocharge
Our Iconic
Brands
Our Plan
Strategically allocate resources
Leverage our leading sales capability
Relentlessly focus on cash generation
Make Our
People Our
Competitive
Edge
Execute with
Excellence

24 Strategically Allocate Resources Each of our brands can deliver outstanding returns… but not all need the same resources to reach their potential 24 Execute with Excellence

Strategically Allocate Resources
We’ve already begun to make progress re-allocating
advertising spend within businesses
% of A&C spend on Power Brands A&C as % of NR (2012E)
Power Brands currently include Lunchables, Planters, Velveeta Shells & Cheese, Capri Sun, Jell-O, Philadelphia, Kraft Macaroni & Cheese, Kool-Aid, Miracle
Whip, Snacking
Cheese,
MiO, and Gevalia
Execute with
Excellence
CAGR
12.7%

Vernon_BTS_MainStream Reel.wmv

Strategically Allocate Resources
Leveraged non-traditional vehicles to create buzz
Focused on strategic partnerships
Tactically innovated to expand category, generate in-store excitement
We’ve managed and marketed our “jewels” more
entrepreneurially
2011 Net
Revenue
Growth
7% 10% 9%
Execute with
Excellence

Vernon_BTS_Entrepreneurial Reel v2.wmv

Strategically Allocate Resources
Our leadership team now will evaluate the collective
needs of our brands and franchises
Margin, Materiality, Momentum
Power Brands
Jewels
Price Protect
Fix
Execute with
Excellence

Strategically Allocate Resources
We will strategically allocate a broad set of key
resources to brands and franchises
Margin, Materiality,
Momentum
Brand Building Low Cost
Advertising
Growth R&D & Capex
Brand Management & Sales
Resources
Productivity R&D & Capex
Supply Chain & Procurement
Resources
Overhead Reductions
Higher Lower
Lower Higher
Execute with
Excellence

Leverage Our Leading Sales Capability
Kantar 2011 Power Rankings
Key Sales Force Attributes Rank
Best Sales Force #1
Best Shopper Marketing #2
Best Supply Chain Management  #2
Most Helpful Shopper Insights #2
2011 Overall Rankings
Partnering with Acosta will make us even stronger
Execute with
Excellence
8.1
8.1
10.5
12.8
13.2
22.6
28.4
32.7
Kelloggs
ConAgra
Coke
Unilever
Nestle
PepsiCo
General Mills
KFG

Leverage Our Leading Sales Capability
Employing a relentless focus on ROI
Bringing world-class category leadership to Center Store
Building strong, sustainable relationships with our customers
Several initiatives will generate higher returns on our
investment in sales
Execute with
Excellence

Relentlessly Focus on Cash Generation
Building free-cash flow, return-on-capital metrics and
targets into business-unit plans
Appointed a “Cash Czar,” establish monthly cash reviews by
leadership team
Institutionalizing disciplined business-process execution
and education
We’re putting the tools and processes in place to make
cash “king” at Kraft
Execute with
Excellence

Our Plan
Delight the changing consumer
Drive “premium-ness” through innovation platforms
Differentiate with world-class marketing

Make Our
People Our
Competitive
Edge
Execute with
Excellence
Turbocharge
Our Iconic
Brands
Redefine
Efficiency

Delight the Changing Consumer
We can delight the consumers more ways, on more brands, in
more places than any competitor
Beverages Cheese Enhancers
Convenient
Meals
Desserts
& Snacks

Turbocharge
Our Iconic
Brands

Delight the Changing Consumer
Good, Better, Best
Delivering the right product at the right price points
Ready-to-Drink Beverages
Cold Cuts
Sandwich Cheese Convenient Meals
$1.79 $2.49 $2.99
$1.99 $2.99 $3.99
$1.99 $2.99 $3.99 $0.99 $1.99 $3.49
Turbocharge
Our Iconic
Brands

37 Delight the Changing Consumer Economically challenged consumer segment Dollar stores, drug stores, club Targeted price points for alternate channels Turbocharge Our Iconic Brands

Drive “Premium-ness” Through Innovation
Platforms
Liquid Concentrates
Lunchables “With”
Premium/One Cup
Convenient Meals
“Aging Up”
Capri Sun
Jell-O Reinvention
Fresh Take
Oscar Mayer Selects
Turbocharge
Our Iconic
Brands

Drive “Premium-ness” Through Innovation
Platforms
Health & Wellness
% Revenue from Products
That Meet “Better Choices” Criteria
Improved Nutritional Profiles
Beneficial Ingredients
Simplification
Sodium Reduction
Fruits & Vegetables Vitamin Fortified
No Artificial Colors, Preservatives, “Road to Real”

Turbocharge
Our Iconic
Brands

Differentiate with World-Class Marketing
Advertising as % of Net Revenue
Latest Fiscal Year
Average  4.5%
KFG
65% of
peer avg
Note: Advertising spend excludes Consumer Promotion spend
Source: Company SEC filings, Nielsen 2011 ad spend/US x AOC, Kraft Foods Group analysis
We must do a better job supporting our brands
Turbocharge
Our Iconic
Brands

Differentiate with World-Class Marketing 2011 Net Revenue Growth Where we’ve spent, it’s had an impact Turbocharge Our Iconic Brands 41 20% 11% 10% 9% 8% 7%

Differentiate with World-Class Marketing
U.S. Hispanic Population
(MM)
KFG Hispanic A&C Index
(2011=100)
Hispanic marketing is a huge opportunity
Our portfolio of family brands are advantaged
with Latina moms
We have underspent in media and at point of purchase
Will be major focus in new Kraft
Turbocharge
Our Iconic
Brands
22
35
51
59
1990 2000 2010 2015E
100 100
250
350
400
2011 2012E 2013E 2014E 2015E

Vernon_BTS_HispanicReel.wmv

Our Plan Drive industry-leading productivity Realize lowest-cost overheads 44 Make Our People Our Competitive Edge Execute with Excellence Turbocharge Our Iconic Brands Redefine Efficiency

Drive Industry-Leading Productivity
Lean Six Sigma
Strategic-sourcing initiatives
Maintenance optimization
Simplification across supply chain
Business-process excellence
Manage labor-cost inflation
Streamline and optimize manufacturing networks
Raise the return bar for business investments
We’re pulling all the levers of productivity to ensure
we drop more to the bottom line
Redefine
Efficiency

Drive Industry-Leading Productivity We are targeting at least 2.5% net productivity Productivity as a % of COGS Redefine Efficiency 1.5% ~2.5% At least 2.5% 2011 2012E 2013+E 46

47
Realize Lowest-Cost Overheads
“Clean sheet” approach to purge complex legacy
structures, practices
–
Business decisions driven by commercial units
–
Small HQ with efficient shared-service model
–
Corporate function cost structures to live up to best-in-class external benchmarks
Moving to standardize backroom business systems
Savings expected to more than offset dis-synergies from becoming an independent public company
We’re targeting best-in-class overhead costs

Our Mission Redefine Efficiency Turbocharge Our Iconic Brands Make Our People Our Competitive Edge Make Kraft North American Food & Beverage Company 48 Execute with Excellence

Tim McLevish Chief Financial Officer

The New Kraft Foods Group Who we are What we’ll do What to expect Meet our team 50

We have All the Ingredients for Success
A portfolio of the greatest brands in food & beverage
Scale to achieve lowest delivered product costs and lowest
overheads
Strong and diverse management team
Operational and financial momentum

But Our Financial Targets Must Reflect Several Realities
A volatile commodity-price environment is here to stay
We must reinvest to deliver sustainable growth
We put dollars in shareholders’ pockets… not growth rates, not margins

A Volatile Commodity-Price Environment is Here to Stay
KFG Commodity Price Index (2012E = 100%)
Year
Note: The index measures a basket of 23 commodities weighted to Kraft Foods Group volumes. Price multiplied by quantity equals total cost. This index holds quantity fixed at expected 2012 volumes and measures the theoretical effect on total cost due to changes in only price.  Price is spot price only and does not include any effect from hedging.
50
60
70
80
90
100
110
00 01 02 03 04 05 06 07 08 09 10 11 12

We Must Reinvest to Deliver Sustainable Growth
Many levers to deliver at least 2.5% net productivity
Further opportunity from negative overhead growth (NOG) in the near-term, zero overhead growth (ZOG) long-term
Need to be competitive and sustainable on several fronts
–
People
–
Brand building
–
Innovation

We Put Dollars in Shareholders’ Pockets… Not Growth
Rates, Not Margins
Inconsistent commitment Key cultural priority
Revenue growth and OI margin
focus
Balanced emphasis on both P&L and
Balance Sheet
No capital charges
ROIC focus from strategic to
operating decisions
Functional silos, metrics
and incentives
End-to-end metrics
Information and reports
Decision tools that create bias for
action
To
To From

Our Long-Term Growth Algorithm is Built to Last
(1) Market defined as the North American Food & Beverage market
(2) Free Cash Flow = Cash Flow from Operations, less Capital Expenditures
Metric Long-Term Target
Organic Revenue Profitable growth at or above market growth
(1)
Operating Income Consistent mid-single-digit growth
EPS Consistent mid-to-high, single-digit growth
Free Cash Flow
(2)
At least 85% of Net Income
Dividends Consistent mid-single-digit growth

How We Think about Other Drivers
Driver Expectation
Advertising Spend
We expect to hit our Long-Term Targets for consistent growth in
Operating Income dollars and Earnings Per Share even as we increase our share of voice
Market Share We expect to deliver profitable growth at or above market growth*
Operating Income Margins
We put dollars in shareholders’ pockets, not margins
Delivering against the targets we’ve laid out should lead to margin expansion
Restructuring Spend
No “ex items” reporting
2013 spin-off and restructuring related costs of ~$240 million to fall to
~$125 million of annual spending on cost-savings initiatives thereafter
ROIC
We’re driving a return discipline down to lowest levels of our organization
ROIC will expand moving forward… more to come
*Market defined as the North American Food & Beverage market 57

Our Ongoing Guidance Policy Will Help Us Focus on
Sustainable Long-Term Shareholder Value
Our long-term growth algorithm is our ongoing expectation
–
No point estimates on annual or quarterly P&L line items
We will provide quantitative assessments
–
Material events (e.g., extraordinary pruning, acquisitions, etc.)
–
Financial implications of significant decisions (e.g., change in pension accounting)
We will provide qualitative assessments
–
Business trends
–
Competitive dynamics
–
Material actions taken or decisions made

We Recognize that Using Our 2012 Reported Financials Will
Make Projecting Future Results Difficult
Expect solid top-line and underlying profit growth, consistent with previous
KFT guidance
Q1-Q3 presentation based on Form 10 requirements
–
Carve-out financials below revenue reflect ParentCo charges
–
Pro-forma interest based on assumed rate, excluding seasonal needs
Q4 presentation will reflect standalone results
–
Potential headwind from required, spin-related pension revaluation
Later-than-usual filing of Q4/FY 2012 results
Exceptional need for specific 2013 guidance

2013 Guidance: Continued Momentum, Clean Base
Organic revenue growth in line with market growth
–
Including pruning impact of ~(1)pp
Productivity, overhead savings to drive ~$2.60 GAAP EPS
–
Interest expense ~$520MM
–
Tax rate ~35%
–
Includes restructuring costs of ~$240MM or $0.26 per share versus expected ongoing costs of ~$125MM or $0.14 per share per annum
“Typical” seasonality of quarterly sales and earnings
–
Normally generate ~48% of earnings in H1, ~52% in H2
Free Cash Flow ~70% of GAAP net income
–
Below long-term target of at least 85% due to fifth tax payment in 2013
We expect to recommend an annual dividend of $2.00 per share

Our Debt Profile is Relatively Fixed at an Average Rate
of 5% and No Maturities Until June 2015
($ Millions)
$1,400
$1,000
$900 $900
$2,000
$896 $900
$2,000
Debt Maturity Profile
Source: Kraft Foods Group Form 10 filing 61
2013 2014 2015 2017 2018 2020 2022 2039 2040 2042

62 Priorities for Free Cash Flow Fund a highly competitive dividend Reinvest in the business Acquisitions that quickly achieve EPS accretion and an IRR > risk-adjusted hurdle rate Share repurchase

63 Profitable Top-Line Growth Consistent Bottom-Line Growth Superior Dividend Payout We are Well-Positioned to Deliver Predictable Returns

Tony Vernon Chief Executive Officer

Our Mission THE Innovator THE Strongest Portfolio THE Lowest Cost Producer Make Kraft North American Food & Beverage Company Best Investment in the Industry 65

The New Kraft Foods Group Who we are What we’ll do What to expect Meet our team 66

Our Team
Deanie Elsner
EVP and
President,
Beverages
George Zoghbi
EVP and
President,
Cheese & Dairy
Michael Osanloo
EVP and
President,
Grocery
Nick Meriggioli
EVP and
President,
Oscar Mayer
Dino Bianco
EVP and President,
National
Businesses and
Marketing Services
*Effective when the spin-off occurs

Our Team
Chuck Davis
EVP, Research,
Development, Quality and
Innovation
Robert Gorski
EVP, Integrated
Supply Chain
Tom Corley
EVP and President
US Sales
Tom Sampson
EVP, Business
Transformation
*Effective when the spin-off occurs

Our Team
Kim Rucker
EVP, Corporate &
Legal Affairs,
General Counsel and
Corporate Secretary
Diane Johnson May
EVP, Human Resources
Sam Rovit
EVP, Strategy
President, Planters
*Effective when the spin-off occurs
Tim McLevish
EVP and Chief
Financial Officer

GAAP to Non-GAAP Reconciliation
Reported
(GAAP)
Unrealized
G/(L) on
Hedging
Activities
Headquarter
Pension
Expense
General
Corporate
Expenses
Adjusted
Operating
Income
(Non-GAAP)
Net Revenue 18,655 $       - $            - $            - $            18,655 $
Operating Income 2,923            (63)               (155)             (55)               3,196
Operating Income Margin 15.7% 17.1%
Kraft Foods Group, Inc.
Operating Income to Adjusted Operating Income
For the Twelve Months Ended December 31, 2011
($ in millions, except percentages) (Unaudited)

GAAP to Non-GAAP Reconciliation

Reported
(GAAP)
Impact of
Divestitures
Impact of
the 53rd
Week of
Shipments
Impact of
Currency
Organic
(Non-GAAP)
Reported
(GAAP)
Organic
(Non-GAAP) Vol / Mix Pricing
June 30, 2012 4,786 $       - $           - $         25 $         4,811 $      0.9% 1.5% (1.4)pp 2.9pp
June 30, 2011 4,741 - - - 4,741
March 31, 2012 4,453 - - 6 4,459 1.1% 3.4% (2.6)pp 6.0pp
March 31, 2011 4,405 (91) - - 4,314
December 31, 2011 5,035 - (225) 4 4,814 9.2% 8.1% (0.2)pp 8.3pp
December 31, 2010 4,611 (159) - - 4,452
September 30, 2011 4,474 - - (33) 4,441 4.1% 6.6% (0.8)pp 7.4pp
September 30, 2010 4,297 (130) - - 4,167
Trailing four quarter average 3.8% 4.9% (1.3)pp 6.2pp
Organic Growth Drivers Percent Change
Kraft Foods Group, Inc.
Net Revenue to Organic Net Revenue
For the Three Months Ended,
($ in millions, except percentages) (Unaudited)
Note: Reported net revenues include intercompany sales with Kraft ParentCo subsidiaries which were $54 million for the six months ended June 30, 2012 and $100 million for the twelve months ended December 31, 2011.

GAAP to Non-GAAP Reconciliation
Reported
(GAAP)
Restructuring
Costs
Unrealized
G/(L) on
Hedging
Activities
Headquarter
Pension
Expense
General
Corporate
Expenses
Adjusted
Operating
Income
(Non-GAAP)
June 30, 2012 2,963 $       (116) $          (26) $            (194) $          (40) $       3,339 $
June 30, 2011 2,929          -               15                 (146)             (81)          3,141
Trailing four quarter growth 1.2% 6.3%
Kraft Foods Group, Inc.
Operating Income to Adjusted Operating Income
For the Trailing Four Quarters Ended,
($ in millions, except percentages) (Unaudited)

GAAP to Non-GAAP Reconciliation
Reported
(GAAP)
Restructuring
Costs
Unrealized
G/(L) on
Hedging
Activities
Headquarter
Pension
Expense
General
Corporate
Expenses
Adjusted
Operating
Income
Margin
(Non-GAAP)
June 30, 2012 15.8% (0.6)pp (0.2)pp (1.0)pp (0.2)pp 17.8%
June 30, 2011 16.2% 0.0pp 0.1pp (0.8)pp (0.5)pp 17.4%
Trailing four quarter margin growth (0.4)pp 0.4pp
Kraft Foods Group, Inc.
Operating Income Margin to Adjusted Operating Income Margin
For the Trailing Four Quarters Ended,
(Unaudited)